Exhibit 10.18

KINETA, INC.

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 3 to Securities Purchase Agreement (this “Amendment”) is made as of March ___, 2023, by and among Kineta, Inc., a Delaware corporation (formerly known as Yumanity Therapeutics, Inc.) (the “Company”), and the undersigned Purchasers (as defined in the PIPE Agreement, which is defined below). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the PIPE Agreement.

RECITALS

WHEREAS, the Company is party to that Agreement and Plan of Merger dated as of June 5, 2022 and as amended on December 5, 2022 (as amended, the “Merger Agreement”), by and among the Company, Yacht Merger Sub, Inc. and Kineta Operating, Inc. (formerly known as Kineta, Inc.) (“Kineta”), pursuant to which Kineta became a wholly-owned subsidiary of the Company;

WHEREAS, in connection with the Merger Agreement, the Company and the Purchasers (each, a “Purchaser”) entered into a Securities Purchase Agreement dated as of June 5, 2022 (the “Securities Purchase Agreement”), as amended by the Amendment No. 1 to Securities Purchase Agreement dated as of October 24, 2022 (the “First Amendment”) and as further amended by the Amendment No. 2 to Securities Purchase Agreement dated as of December 5, 2022 (the “Second Amendment”, and the Securities Purchase Agreement as amended by the First Amendment and the Second Amendment, and as may be further amended from time to time, the “PIPE Agreement”), pursuant to which the Company agreed to sell and issue to each Purchaser certain shares of Company Common Stock;

WHEREAS, the PIPE Agreement and any term thereof may be amended, terminated or waived only with the written consent of the Company and the Purchasers, pursuant to Section 6.7 of the PIPE Agreement; and

WHEREAS, the Company and the undersigned Purchasers now wish to amend the PIPE Agreement as set forth herein.

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the Company and the Purchasers mutually agree as follows:

1.
Amendments to PIPE Agreement.

a.
Clause (ii) of Section 1.1 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) with respect to the Second Tranche Shares (as defined below), the price equal to (a) the volume-weighted average price of Company Common Stock for the five Trading Days prior to the Second Tranche Closing Date (as defined below) (the “VWAP”), plus (b) 10% of the VWAP (each of (i) or (ii) as applicable, the “Share Purchase Price”); provided, however, that the Share Purchase Price shall be at least equal to the closing price of Company Common Stock on March 29, 2023”

b.
The reference to “March 26, 2023” in Section 1.2(c) of the PIPE Agreement is hereby replaced with “May 26, 2023”.

c.
The reference to “March 1, 2023” in Section 1.2(c) of the PIPE Agreement is hereby replaced with “May 15, 2023”.

d.
The reference to “March 31, 2023” in Section 1.2(d) of the PIPE Agreement is hereby replaced with “May 31, 2023”.

e.
The following proviso is hereby added to the end of clause (b) of Section 5.3 of the PIPE Agreement:

“; provided, however, that the Company may unilaterally terminate this Agreement at any time from March 29, 2023 until the Second Tranche Closing Date”

f.
The last sentence of Section 6.9 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“A Purchaser may assign its rights under this Agreement to any Person with the written consent of the Company; provided, that (i) following such transfer or assignment, the further disposition of the Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (ii) as a condition of such transfer, such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement as a party hereto and (iii) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto. For the avoidance of doubt, the Purchaser may assign or transfer some or all of the Shares held by such Purchaser and may assign or transfer the Shares held by such Purchaser to more than one Person.”

2.
Defined Terms; Effectiveness and Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the PIPE Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the PIPE Agreement as amended hereby, and each reference to the PIPE Agreement in any other document, instrument or agreement executed or delivered in connection with the PIPE Agreement shall mean and be a reference to the PIPE Agreement as amended hereby. All provisions and terms of the PIPE Agreement not specifically altered by this Amendment shall remain in full force and effect.
3.
Governing Law. The validity, interpretation, construction and performance of this Amendment, and all acts and transactions pursuant hereto and the rights and obligations of the Company and the Purchasers shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

4.
Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of such together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

The parties have executed this Amendment No. 3 to Securities Purchase Agreement as of the date first written above.

the company:

KINETA, Inc.

By:

(Signature)

Name:

Title:

Amendment No. 3 to Securities Purchase Agreement

The parties have executed this Amendment No. 3 to Securities Purchase Agreement as of the date first written above.

PurchaserS:

[ ]

By:

(Signature)

Name:

Title:

[ ]

By:

(Signature)

Name:

Title:

Amendment No. 3 to Securities Purchase Agreement